SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549




                               FORM 8-K
                            CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 4, 1999



                        THE PANDA PROJECT, INC.
       (Exact name of registrant as specified in its charter)



FLORIDA                       0-24030                      65-0323354
(State or other juris-      (Commission                  (IRS Employer
diction of incorporation)    File Number)               Identification
                                                            Number)

951 Broken Sound Parkway
Boca Raton, Florida                                    33487
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (561) 994-2300



                      _______________________________
     (Former name or former address, if changed since last report)




Item 5.   Other Events.
          -------------

     The Panda Project, Inc. (the "Company") has engaged Grant Thornton LLP as the Company's independent accountants to audit the Company's financial statements. The engagement is effective as of January 4, 1999.


                              SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE PANDA PROJECT, INC.



                               By:  /s/ MELISSA F. CRANE
                                    ___________________________
                                    Melissa F. Crane
                                    Chief Financial Officer

Dated:  January 6, 1999